UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

KEEMO FASHION GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-267967	32-0686375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Wanke Boyu, Xili Liuxin 1st Rd, Nanshan District, Shenzhen, Guangdong 518052, China

(Address of principal executive offices)(Zip Code)

(+86) 176-1282-2030

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KEEMO FASHION GROUP LIMITED is referred to herein as “we”, “our”, or “us”.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm.

On November 12, 2025, the Board of Directors of Keemo Fashion Group Limited (the “Company”) approved the resignation of JP Centurion & Partners PLT (“Former Auditor”) as the Company’s independent registered public accounting firm, effective immediately.

The Former Auditor performed annual auditing of the Company’s financial statements for the years ended July 31, 2025 and 2024. During the fiscal years ended July 31, 2025 and 2024, there were:

●	No disagreements with the Former Auditor on any matters of accounting principles, financial statement disclosures, or auditing scope or procedures.

●	No “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested a letter from the Former Auditor stating whether they agree with the statements made in this Form 8-K, as required by Item 304(a)(3) of Regulation S-K. The Company has received the letter, and a copy is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On November 12, 2025, the Board of Directors approved the engagement of HML PLT (“New Auditor”) as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years preceding the engagement of the New Auditor, neither the Company nor anyone acting on its behalf has consulted with the New Auditor regarding:

●	The application of accounting principles to a specified transaction;

●	The type of audit opinion that might be rendered; or

●	Any disagreements or reportable events under Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1	Letter from JP Centurion & Partners PLT, dated November 12, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2025

KEEMO FASHION GROUP LIMITED

By:	/s/ Liu Lu
Liu Lu
Chief Executive Officer, President, Secretary, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

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